Exhibit 99.2

EXECUTION COPY

SETTLEMENT AGREEMENT AND RELEASE

THIS SETTLEMENT AGREEMENT AND RELEASE (this “Agreement”) is entered into as of April 16, 2010 (the “Effective Date”), by and among UFSB PRIVATE LOAN SPV, LLC, a Delaware limited liability company (“Issuer”), CIESCO, LLC (the “Conduit Lender”), the financial institutions from time to time party to the Indenture (as defined below) as committed lenders (collectively, the “Committed Lenders” and together with the Conduit Lender, the “Lenders”), CITICORP NORTH AMERICA, INC. (“CNAI”), U.S. BANK NATIONAL ASSOCIATION, as indenture trustee (the “Indenture Trustee”), THE FIRST MARBLEHEAD CORPORATION (“FMD”), a Delaware corporation, THE NATIONAL COLLEGIATE FUNDING II, LLC (“NCF II”), a Delaware limited liability company, THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2009-1 (the “Trust”), a Delaware statutory trust, and UNION FEDERAL SAVINGS BANK (“UFSB”), a federal savings bank.  Unless otherwise indicated, capitalized terms used in this Agreement shall have the meaning assigned to them in the Indenture.

PRELIMINARY STATEMENT

WHEREAS, Issuer, the Conduit Lender, the Committed Lenders, CNAI, the Indenture Trustee, and UFSB are parties to that certain Indenture, dated as of July 18, 2007 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Indenture”);

WHEREAS, the Facility Termination Date was declared on April 9, 2008, upon an Event of Bankruptcy with respect to The Education Resources Institute, Inc. (“TERI”);

WHEREAS, CNAI has sent the Issuer, UFSB and each of the other addressees thereto a Reservation of Rights Letter, dated April 9, 2008, a Reservation of Rights Letter, dated July 3, 2008, and a Notice of Facility Termination Date, dated July 18, 2008 (collectively, the “Reservation of Rights Letters”);

WHEREAS, CNAI, as Administrative Agent, delivered to the Issuer, UFSB and each of the other addressees thereto a letter, dated April 3, 2009 (the “Step-up Letter”), setting forth the methodology for thereafter calculating the rate of interest payable on each outstanding Advance;

WHEREAS, Issuer, the Conduit Lender, the Committed Lenders, the Funding Agent, the Administrative Agent, the Indenture Trustee and UFSB entered into Amendment No. 1 to Indenture, Limited Waiver and Acknowledgment, dated as of April 15, 2009, in connection with, among other things, the termination of the Guarantee Agreement, the allocation of certain settlement proceeds received by UFSB from TERI and the amendment of certain Program Fees; and

WHEREAS, in order to restructure certain terms of the Indenture and resolve certain risks, costs, and delay associated with potential disputes under the Indenture, in part as described in the Reservation of Rights Letters, the parties hereto are entering into this Agreement and the other agreements contemplated hereby in order to, among other things, replace UFSB as master servicer under the Indenture, permit the transfer of all of the membership interests of the Issuer to FMD (and the subsequent contribution of such membership interests by FMD to NCF II and then by NCF II to the Trust), provide for the contribution by the Trust to the Issuer of certain cash and additional student loans and the pledge thereof as additional Collateral under the Indenture, revise the interest rate on all outstanding Advances under the Indenture, adopt certain new servicing procedures and special servicing procedures and related fees, provide releases of certain potential claims and adopt certain other terms and conditions as set forth herein and therein.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                            Replacement of Master Servicer; Acknowledgments.

1.1.                              From and after the Effective Date, and pursuant to that certain Amendment No. 2 to Indenture among the Issuer, the Lenders, CNAI, the Indenture Trustee, FMD and UFSB, to be dated the date hereof and in the form attached hereto as Exhibit A (“Amendment No. 2”), FMD shall succeed UFSB as Master Servicer.  FMD, as Master Servicer, shall assume and be obligated to perform all duties, and shall assume and have all other obligations and rights, of Master Servicer which may arise on or after the Effective Date.

1.2.                              The parties hereto acknowledge and agree that the execution and delivery of this Agreement and Amendment No. 2, and the performance of the terms hereof and thereof, including the termination of UFSB as master servicer under the Indenture, shall not solely in and of itself (a) constitute a breach of any of the representations, warranties or covenants of the Issuer, UFSB or any Master Servicer under the Indenture, (b) give rise to any right or obligation with respect to a Reassignment of any Student Loan under Section 6.02 of the Indenture, (c) give rise to any right or obligation with respect to the purchase of any Student Loan under Section 12.05 of the Indenture or (d) result in any indemnification obligation (except for the obligation of the Issuer to pay all costs and expenses associated with such amendment and the negotiation and execution of this Agreement, Amendment No. 2 and all related documents) on the part of the Issuer, UFSB or any Master Servicer under the Indenture.

1.3.                              The parties hereto acknowledge and agree that from and after the Effective Date (a) any and all claims, remedies or recourse against the master servicer under the Indenture (whether arising before or after the date hereof), shall be directed to, and shall be the sole responsibility of, FMD, as Master Servicer, and FMD, as Master Servicer, hereby agrees to assume all of such obligations (subject to the terms hereof, including without limitation, Section 5) and (b) there shall be no claims, remedies or recourse against UFSB under the Indenture, and UFSB shall have no obligation, responsibility or liability to any party under the Indenture.

SECTION 2.                            Transfers of Membership Interests of the Issuer.

2.1.                              Pursuant to that certain Membership Interest Purchase and Contribution Agreement among FMD, the Trust, NCF II, and UFSB, to be dated the date hereof and in the form attached hereto as Exhibit B (the “Transfer Agreement”), (a) UFSB shall transfer to FMD all right, title and interest of UFSB to the membership interests in the Issuer, (b) FMD shall be admitted as the sole member of the Issuer effective immediately prior to such transfer, (c) immediately following such admission, UFSB shall cease to be a member of the Issuer, (d) FMD shall contribute to NCF II all right, title and interest of FMD to the membership interests in the Issuer, (e) NCF II shall be admitted as the sole member of the Issuer effective immediately prior to such transfer, (f) immediately following such admission, FMD shall cease to be a member of the Issuer, (g) NCF II shall transfer to the Trust all right, title and interest of NCF II to the membership interests in the Issuer, (h) the Trust shall be admitted as the sole member of the Issuer effective immediately prior to such transfer, and (i) immediately following such admission, NCF II shall cease to be a member of the Issuer (such transactions collectively, the “Transfer”).  Execution of the Transfer Agreement by FMD, NCF II and the Trust shall signify the agreement of FMD, NCF II and the Trust to be bound by the terms and conditions of the Limited Liability Company Agreement of the Issuer, effective as of July 17, 2007 (the “LLC Agreement”).

2.2.                              From and after the Transfer, Schedule A to the LLC Agreement shall be amended and restated by deleting the name and address of UFSB and inserting the name and address of the Trust in lieu thereof.

2.3.                              Each of the Conduit Lender, the Committed Lenders and CNAI, as the Administrative Agent and the Majority Funding Agent, hereby consents to the Transfer under each applicable Transaction Document, including Section 7.04(l) of the Indenture.

2.4.                              Each of the Conduit Lender, the Committed Lenders and CNAI, as the Administrative Agent and the Majority Funding Agent, hereby acknowledges and agrees that the Transfer shall not, in and of itself, constitute a breach of any representation, warranty or covenant under the Indenture, including without limitation Section 7.01(j)(xvii), Section 7.04(b) and Section 7.04(l) thereof, or the LLC Agreement, including without limitation Section 9(j)(v)(G), Section 21 or Section 23 thereof.

2.5.                              After giving effect to the Transfer each of FMD, NCF II and the Trust hereby represent and warrant that the Trust shall be the sole owner of 100% of the membership interests in the Issuer free and clear of all Liens.

SECTION 3.                            Indenture Amendment; Special Servicing Agreement.

3.1.                              The parties have agreed to amend and restate certain terms and conditions of the Indenture, as described in Amendment No. 2 and Section 1 hereof.  The terms and conditions of Amendment No. 2, including the amended servicing and collections arrangements contemplated thereby, are an integral part of this Agreement.

3.2.                              From and after the Effective Date, and pursuant to that certain Special Servicing Agreement among FMD, as Master Servicer, the Issuer and First Marblehead Education Resources, Inc. (“FMER”), to be dated as of the date hereof and in the form attached as Annex B to Amendment No. 2 (the “Special Servicing Agreement”), FMER shall be a Sub-Servicer and shall take such actions as it shall deem reasonably necessary or appropriate in its discretion to administer and oversee the Special Services (as defined in the Special Servicing Agreement). The parties acknowledge and agree that (a) FMER may retain, in its sole discretion, one or more collection agencies or other persons (collectively, the “Sub-contractors”) to perform consumer-facing servicing and collections activities and (b) each Sub-contractor shall be a “sub-contractor” under Section 12.10 of the Indenture and not a Sub-Servicer, but in each case, FMD, as Master Servicer shall be and remain obligated and responsible, pursuant to Section 12.10 of the Indenture, for the performance of all services by the Special Servicer, each Sub-Servicer and each Sub-contractor.

SECTION 4.                            Contribution of Additional Cash and Loan Collateral; Grant of Security Interest.

4.1.                              No later than the Effective Date, and pursuant to the Contribution Agreement between the Trust and the Issuer, to be dated as of the date hereof and in the form attached hereto as Exhibit C, the Trust shall contribute to (a) the Collection Account by direct wire transfer (or other means acceptable to the Administrative Agent) cash in the amount of $6,500,000 (the “Additional Cash Collateral”) and (b) the Issuer private education loans having an aggregate outstanding principal and accrued interest balance of approximately $6,900,000 as of February 27, 2010 (the “Additional Student Loans”).  The parties acknowledge and agree that the Additional Cash Collateral shall be applied on the next Settlement Date to principal on the Advances.

4.2.                              Pursuant to Amendment No. 2, Issuer shall grant to the Indenture Trustee, for the benefit of the Secured Parties, a first priority, continuing lien and security interest in all right title and interest of the Issuer in, to and under the Additional Student Loans and the Additional Cash Collateral.  Such lien and security interest shall be deemed to be additional Collateral under the Indenture and shall be subject to all of the terms and conditions applicable thereto in the Indenture.

SECTION 5.                            Releases; Liability Cap; Exclusions.

5.1.                              UFSB and Issuer Releases. Upon execution of this Agreement and the other agreements and instruments contemplated hereby and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Lenders and CNAI, on behalf of itself and its officers, directors, affiliates, subsidiaries, shareholders, insurers, agents, successors and assigns and all persons or entities claiming by or through any such person (all such parties collectively, the “Citigroup Releasors”), does hereby knowingly, irrevocably and unconditionally waive, remise, release and forever discharge (a) each of UFSB and the Issuer, (b) each of the respective current, former and future attorneys, agents, employees, officers, directors and insurers of UFSB and the Issuer and (c) each of the respective predecessors, successors and assigns of any of the foregoing (all such parties collectively, the “Citigroup UFSB Releasees”), of and from any and all claims, obligations, causes of action, breaches of duty, torts, damages, liabilities, debts, demands, actions, suits, judgments, contracts, controversies, agreements, promises, rights, acts, omissions, sums of money, accounts, attorneys’ fees, interest and penalties of any kind, name or description whatsoever, in law or equity, whether known or unknown, asserted or unasserted, actual or potential, which the Citigroup Releasors, or any of them, ever had, now has or hereafter can, shall or may have against or with respect to the Citigroup UFSB Releasees, or any of them, based upon or arising out of the Indenture, the LLC Agreement and the transactions consummated thereunder solely up to and through (but not following) the date of this Agreement (collectively, the “Citigroup Claims”), solely to the extent such Citigroup Claims against the Citigroup UFSB Releasees exceed $20.0 million in the aggregate (the “Liability Cap”); provided, however, that the foregoing release shall not apply in the case of (i) fraud, gross negligence or willful misconduct on the part of UFSB, the Issuer or any other Citigroup UFSB Releasee or (ii) any obligations of the Issuer under the Indenture in respect of interest, principal or accrued and unpaid fees (whether or not capitalized) on the Advances or otherwise (it being understood that exceptions described in this proviso shall not be subject to the Liability Cap or any Deductible, any amounts paid or claimed pursuant to this proviso shall not in any way be used or considered in determining whether or not further availability exists under such Liability Cap); provided further, however, that any release of Citigroup Claims described in this Section 5.1 by any Citigroup Releasor shall not be, and shall in no way be viewed or interpreted as a waiver or discharge of any existing or future Events of Termination under the Indenture or any rights or remedies in respect thereof, except to the extent expressly released hereby, all of which are and have been reserved and retained by the Citigroup Releasors.  The Citigroup Releasors represent and warrant that the Citigroup Claims have not been and will not be assigned or otherwise transferred to any person, corporation or other entity.  The Citigroup Releasors understand and agree that, except as set forth in this Section 5.1, the Citigroup Releasors are hereby providing a full and final release of all Citigroup Claims and potential Citigroup Claims, and it is the intention of the Citigroup Releasors to forever waive such Citigroup Claims and potential Citigroup Claims, except to the extent set forth in this Section 5.1.

5.2.                              FMD Release. Except to the extent contemplated by Section 5.3 below, upon execution of this Agreement and the other agreements and instruments contemplated hereby and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Citigroup Releasors does hereby knowingly, irrevocably and unconditionally waive, remise, release and forever discharge (a) FMD and each Affiliate of FMD (other than UFSB and the Issuer), (b) each of the respective current, former and future attorneys, agents, employees, officers, directors and insurers of FMD and each Affiliate of FMD (other than UFSB and the Issuer), and (c) each of the respective predecessors, successors and assigns of any of the foregoing (all such parties collectively, the “Citigroup FMD Releasees”), of and from any and all Citigroup Claims. The Citigroup Releasors represent and warrant that the Citigroup Claims have not been and will not be assigned or otherwise transferred to any person, corporation or other entity.  The Citigroup Releasors understand and agree that the Citigroup Releasors are hereby providing a full and final release of all Citigroup Claims and potential Citigroup Claims against the Citigroup FMD Releasees, and it is the intention of the Citigroup Releasors to forever waive such Citigroup Claims and potential Citigroup Claims.

5.3.                              Limited Assumption of Liability for Citigroup Claims by FMD.  The parties acknowledge and agree that UFSB and the Issuer are severally liable, and not jointly and severally liable, for Citigroup Claims, if any, up to the Liability Cap (subject to the proviso set forth in Section 5.1).  The parties further agree that from and after the Effective Date, (a) FMD shall and hereby does assume the liability for any Citigroup Claims, if any, up to the Liability Cap but subject to the proviso set forth in Section 5.1) under Section 5.1 of this Agreement against UFSB, each current, former and future attorney, agent, employee, officer and directors of UFSB and each of the respective predecessors, successors and assigns of any of the foregoing (the “UFSB Parties”), (b) any and all claims, remedies and recourse against the UFSB Parties pursuant to Section 5.1 of this Agreement shall be directed to, and shall be the sole responsibility of FMD, and (c) there shall be no claims, remedies or recourse against the UFSB Parties, and the UFSB Parties shall have no obligation, responsibility or liability to any Citigroup Releasor.

5.4.                              Exclusions.  Notwithstanding anything to the contrary in this Section 5, (a) the waiver, remise, release and discharge set forth in Sections 5.1, 5.2 and 5.5 of this Agreement shall exclude all obligations of the parties hereto under, and all rights of the parties hereto set forth in, this Agreement, (b) the Citigroup Releasors shall make no claim against any party, and no party shall have any liability for Citigroup Claims, relating to the specific events and circumstances of which CNAI has received prior notice and which are identified on the Disclosure Schedule attached hereto, (c) except in the case of any claims, actions or proceedings brought against any Citigroup Releasor by any person or party (and except for the exclusions from the releases herein described in the proviso in Section 5.1), the Citigroup Releasors shall make no Citigroup Claim in any amount unless and until the aggregate amount of Citigroup Claims exceeds $3,500,000 (the “Deductible”) and then the Citigroup Releasors shall only be entitled to assert Citigroup Claims in excess of the Deductible up to the Liability Cap (but subject to the proviso set forth in Section 5.1) and (d) as a result of Events of Termination that have previously occurred, the Lenders and CNAI shall retain and hereby reserve the right to exercise rights to foreclose upon the Collateral as provided by Section 8.02(d) of the Indenture, to liquidate it as provided therein and, except as otherwise set forth herein, all other rights available to it as a result of such Events of Termination under the Transaction Documents or applicable law.  Notwithstanding anything herein to the contrary, each of the parties hereto hereby acknowledges and agrees that the waivers and limitations expressly described in this Agreement shall not be, and shall in no way be deemed or viewed to be, a waiver, release, discharge or limit on: (x) any rights, claims or other remedies to which any Citigroup Releasor may have for any action or event arising under the Indenture or any other Transaction Document after the date hereof or (y) the Issuer’s obligations (past, present or future) under the Indenture, in respect of interest, principal or accrued and unpaid fees (whether or not capitalized) on the Advances.

5.5.                              Citigroup Releases.  Upon execution of this Agreement and the other agreements and instruments contemplated hereby and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, FMD and each Affiliate of FMD (including UFSB and the Issuer), on behalf of itself and its officers, directors, Affiliates, subsidiaries, shareholders, insurers, agents, successors and assigns and all persons or entities claiming by or through any such person (collectively for purposes of this Section 5.5 only, the “FMD Releasors”), do hereby knowingly, irrevocably and unconditionally waive, remise, release and forever discharge (a) each of the Lenders and CNAI, (b) each of the respective current, former and future attorneys, agents, employees, officers, directors and insurers of the Lenders and CNAI and (c) each of the respective predecessors, successors and assigns of any of the foregoing (all such parties collectively, the “CNAI Releasees”), of and from any and all claims, obligations, causes of action (including, without limitation, any causes of action, or claims based on any theory of lender liability), breaches of duty, torts, damages, liabilities, debts, demands, actions, suits, judgments, contracts, controversies, agreements, promises, rights, acts, omissions, sums of money, accounts, attorneys’ fees, interest and penalties of any kind, name or description whatsoever, in law or equity, whether known or unknown, asserted or unasserted, actual or potential, which the FMD Releasors, or any of them, ever had, now has or hereafter can, shall or may have against or with respect to the CNAI Releasees, or any of them, based upon or arising out of the Indenture and the transactions consummated thereunder solely up to and through (but not following) the date of this Agreement (collectively, the “FMD Claims”); provided, however, that the foregoing release shall not apply in the case of fraud, gross negligence or willful misconduct on the part of the Lenders, CNAI or any other CNAI Releasee, except to the extent that any such claim of fraud, gross negligence or willful misconduct is the basis for all or any part of any claim or theory of lender liability by any FMD Releasor (or its successors or assigns), for any prior act or omission of any such CNAI Releasee in respect of the Indenture or any transactions contemplated thereby (in which case the exception set forth in this proviso shall not apply to the releases described in this Section 5.5).  The FMD Releasors represent and warrant that the FMD Claims have not been and will not be assigned or otherwise transferred to any person, corporation or other entity.  The FMD Releasors understand and agree that, except as set forth in this Section 5.5, the FMD Releasors are hereby providing a full and final release of all FMD Claims and potential FMD Claims, and it is the intention of the FMD Releasors to forever waive such FMD Claims and potential FMD Claims.

5.6.                              FMD Indemnity

(a)                                  FMD hereby covenants that and agrees to indemnify each CNAI Releasee from and against any and all damages, losses, claims, liabilities and related costs, and expenses, including reasonable attorneys’ fees and disbursements (collectively “CNAI Indemnified Amounts”) awarded against or incurred by any CNAI Releasee arising out of, relating to or in respect of any claim made by or on behalf of an Obligor against any such CNAI Releasee in connection with the failure by UFSB to originate any Student Loan in accordance with the origination standards which existed pursuant to the terms of the Indenture on the date of acquisition of such Student Loan by the Issuer or Advance under the Indenture.  Each of the parties hereto hereby agrees that the provisions of this Section 5.6 are not subject to the Liability Cap or Deductible and any amounts paid pursuant to this Section 5.6 shall not in any way be used or considered in determining whether or not further availability exists under such Liability Cap.

(b)                                 In case any action, suit, proceeding, investigation or claim is brought against a CNAI Releasee under this Section 5.6 and such party notifies FMD of the commencement thereof (it being understood that any failure to so notify FMD shall not relieve FMD from any liability which FMD may have pursuant to this Section 5.6 unless such failure results in the forfeiture by FMD of any substantive rights or defenses), FMD shall, solely to the extent it is also a named defendant or target of such action, suit, proceeding, investigation or claim and desires jointly to participate in the defense thereof, retain counsel reasonably satisfactory to and consented to in writing by the CNAI Releasee to undertake such joint defense and FMD shall be entitled to participate in such defense and shall cooperate therein, at FMD’s cost, risk and expense.  Notwithstanding the foregoing, any such CNAI Releasee shall have the right to retain separate counsel and FMD shall pay as incurred (or within 30 days of presentation of an invoice) the costs, fees, expenses and disbursements of separate counsel retained by such CNAI Releasee in the event (x) FMD shall not have retained counsel reasonably satisfactory to such CNAI Releasee in a timely manner to undertake joint representation, (y) such CNAI Releasee has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other CNAI Releasees that are different from or in addition to those available to FMD, or (z) the named parties to any such proceeding (including any impleaded parties) include both FMD and such CNAI Releasee and joint representation of both such parties by the same counsel (based on advice of counsel) would be inappropriate due to actual or potential differing interests between them.

(c)                                  Any CNAI Releasee will not, without the prior written consent of FMD (which consent shall not be unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment in any pending or threatened action, suit, proceeding or claim for which indemnification may be sought hereunder unless such settlement, compromise or consent includes an unconditional release of FMD from all liability arising out of, related to or in connection with such action, suit, proceeding or claim, and which settlement, compromise or consent, in each case must include reasonable confidentiality provisions and must not include any admission of liability adverse to FMD.  FMD will not, without the prior written consent of each relevant CNAI Releasee (which consent shall not be unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding for which indemnification may be sought hereunder unless such settlement, compromise or consent includes an unconditional release of such CNAI Releasee from all liability arising out of such claim, action or proceeding, and which settlement in each case must include reasonable confidentiality provisions and must not include any admission of liability adverse to such CNAI Releasee.  Without limiting any of the foregoing, FMD shall not be liable for any settlement, compromise or consent with respect to any action, suit, proceeding or claim affected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled, compromised or consented to with its prior written consent or if there is a final judgment in favor of the plaintiff in any such action, suit, proceeding or claim, FMD agrees to indemnify and hold harmless any CNAI Releasee from and against any indemnified amounts relating thereto.  The indemnities contained in this Section 5.6 shall survive the termination of this Agreement.

SECTION 6.                            Miscellaneous.

6.1.                              On and after the date of this Agreement, each reference in the Indenture to “this Indenture” and all references to the Indenture in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean and be a reference to the Indenture as amended by Amendment No. 2. The Indenture and other documents, instruments and agreements executed and/or delivered in connection herewith shall remain in full force and effect and are hereby ratified and confirmed.  The effectiveness of this Agreement is subject to the execution and delivery hereof, and the satisfaction of all conditions herein, in Amendment No. 2 and each other document entered into in connection herewith and therewith.

6.2.                              Each party hereto agrees and acknowledges that this Agreement constitutes a “Transaction Document” under and as defined in the Indenture.

SECTION 7.                            GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).  EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE COURTS OF THE UNITED STATES LOCATED IN THE STATE OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY

WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION 7 SHALL AFFECT THE RIGHT OF ANY PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY OR ITS RESPECTIVE PROPERTIES IN THE COURTS OF OTHER JURISDICTIONS.

SECTION 8.                            Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be deemed as effective as delivery of an originally executed counterpart.  Any party delivering an executed counterpart of this Agreement by facsimile or electronic mail will also deliver an original executed counterpart, but the failure of any party to so deliver an original executed counterpart of this Agreement will not affect the validity or effectiveness of this Agreement.

SECTION 9.                            Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of each of Issuer, FMD, UFSB, NCF II, the Trust, the Lenders, CNAI, the Indenture Trustee and their respective successors and assigns.

SECTION 10.                     Headings.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

SECTION 11.                     Integration.  This Agreement, Amendment No. 2, the Indenture, the Transaction Documents and the agreements contemplated hereby and thereby, and all prior amendments thereto, reservation of rights letters, side letters, notices and other documents and agreements executed in connection herewith or therewith (except solely to the extent expressly released, removed, terminated, restated, revised or otherwise modified in connection with this Amendment and the agreements and documents executed in connection herewith), contain the entire understanding of the parties hereto with regard to the subject matter contained herein and supersede all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Agreement, all of which have become merged and finally integrated into this Agreement.  Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Agreement, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Agreement not included or referred to herein and not reflected by a writing included or referred to herein.

SECTION 12.                     Permitted Filings.  FMD and UFSB may file this Agreement, and any exhibits hereto, with any regulatory or self-regulatory entity having jurisdiction over FMD or UFSB, including but not limited to the U.S. Office of Thrift Supervision, the Federal Deposit Insurance Corporation and the Securities and Exchange Commission.

SECTION 13.                     Limitation on Liability of Directors, Officers, Employees, and Agents of a Party.  No director, officer, employee, or agent of any party to this Agreement shall be individually liable to any other party for the taking of any action, or for refraining to take any action, in good faith pursuant to this Agreement.  The Agreement is a corporate obligation and any liability arising hereunder shall be a corporate liability.  Without limiting the generality of the foregoing, notwithstanding anything contained herein to the contrary, this Agreement has been executed by U.S. Bank National Association, not in its individual capacity but solely in its capacity as Trustee of the Trust, and in no event shall U.S. Bank

National Association in its individual capacity or any beneficial owner of the Trust have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder, as to all of which recourse shall be had solely to the assets of the Trust.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereto duly authorized as of the date first written above.

UFSB PRIVATE LOAN SPV, LLC

By:	/s/ Gary F. Santo, Jr.
Gary F. Santo, Jr.
President

UNION FEDERAL SAVINGS BANK

By:	/s/ Rodney C. Whitwell
Rodney C. Whitwell
Chief Executive Officer

THE FIRST MARBLEHEAD CORPORATION,
As Master Servicer

By:	/s/ Stein I. Skaane
Stein I. Skaane
Managing Director

THE NATIONAL COLLEGIATE FUNDING II, LLC

By:	/s/ Stein I. Skaane
Stein I. Skaane
Vice President

THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2009-1

By:	U.S. Bank National Association, not in its individual capacity but solely as Trustee

By:	/s/ Maryellen Hunter
	Name:	Maryellen Hunter
	Title:	Assistant Vice President

Settlement Agreement and Release

CITICORP NORTH AMERICA, INC., as Funding Agent and as Administrative Agent

By:	/s/ Marc Daly
	Name:	Marc Daly
	Title:	Director

CIESCO, LLC, as Conduit Lender

By:	Citicorp North America, Inc., as its attorney-in-fact

By:	/s/ Marc Daly
	Name:	Marc Daly
	Title:	Director

Settlement Agreement and Release

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Brian D. True
	Name:	Brian D. True
	Title:	Vice President

Settlement Agreement and Release